UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Mars Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF MARS ACQUISITION CORP.
Americas Tower, 1177 Avenue of The Americas, Suite 5100

New York, NY 10036

Dear Mars Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Mars Acquisition Corp., a Cayman Islands exempted company (“Mars”), which will be held on January 30, 2024, at 10 a.m., Eastern Time, at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Mars’s Chief Executive Officer at kbrenza@verizon.net by 10:00 a.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/marsacquisition/2024/.

The attached notice of the Shareholder Meeting and proxy statement describe the business Mars will conduct at the Shareholder Meeting (unless Mars determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Mars that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 11, 2024, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 - Extension Amendment Proposal - To amend by way of special resolution, Mars’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Mars has to consummate a business combination (the “Articles Extension”) from February 16, 2024 (the “Original Termination Date”) to November 16, 2024 (the “Articles Extension Date”) for a total of an additional twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.	Proposal No. 2 - Redemption Limitation Amendment Proposal - To amend, by way of special resolution, Mars’ Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Mars may not redeem Public Shares (as defined below) to the extent that such redemption would result in Mars having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Mars to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

3.	Proposal No. 3 - Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient ordinary shares, par value $0.000125 each in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the board of directors (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 8, 2023, Mars, ScanTech AI Systems Inc., a Delaware corporation (“Pubco”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech”) and other parties thereto entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time), dated September 5, 2023, contemplating several transactions in connection with which Pubco will be listed on Nasdaq and become the parent company of ScanTech (the “Business Combination”). For more information about the Business Combination, see Mars’s Current Report on Form 8-K filed with the SEC on September 8, 2023.

The purpose of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Mars additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Memorandum and Articles of Association provide that Mars has until 12 months after the closing of Mars’ IPO or February 16, 2024 to complete its initial business combination. The Board has determined that it is in the best interests of Mars to seek an extension of the Termination Date and have Mars’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Mars believes that Mars may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Mars would be precluded from completing the Business Combination and would be forced to liquidate.

Mars reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is cancelled, and Mars is unable to complete the Business Combination on or before the Termination Date, Mars will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before February 16, 2024, then the Shareholder Meeting will not be held.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, our sponsor, Mars Capital Holding Corporation, a British Virgin Islands business company with limited liability (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) shall not make any additional deposits into the Trust Account (as defined below). If Mars does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Mars to redeem Public Shares in connection with the consummation of the Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Mars and its shareholders for Mars to be allowed to effect redemptions irrespective of the Redemption Limitation.

As contemplated by the Memorandum and Articles of Association, the holders of Mars’s Ordinary Shares, par value $0.000125 each (the “Ordinary Shares”), issued as part of the units sold in Mars’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement units (the “Private Placement Units”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if Mars does not complete a business combination by the Articles Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Mars has not completed an initial business combination by the Termination Date.

On January 10, 2024, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.68, based on the aggregate amount on deposit in the Trust Account of approximately $73,673,991.25 as of January 10, 2024 (including interest not previously released to Mars to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Ordinary Shares on the Nasdaq Stock Market LLC on January 10, 2024 was $10.66. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $ more per share than if the shares were sold in the open market (based on the per share redemption price as of January 10, 2024). Mars cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Mars believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Mars does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Mars will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its income taxes, if any (less up to $50,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Mars’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to Mars’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Mars’s rights, which will expire worthless in the event Mars dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

The Board has fixed the close of business on January 4, 2024 as the date for determining Mars’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Mars and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal , “FOR” the Redemption Limitation Amendment Proposal, and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO MARS’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Mars urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Mars Acquisition Corp.

/s/ Karl Brenza
Karl Brenza
Chief Executive Officer and Chief Financial Officer

MARS ACQUISITION CORP.
Americas Tower

1177 Avenue of The Americas, Suite 5100

New York, NY 10036

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF MARS ACQUISITION CORP.

TO BE HELD ON JANUARY 30, 2024

To the Shareholders of Mars Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Mars Acquisition Corp., a Cayman Islands exempted company (“Mars”), will be held on January 30, 2024, at 10:00 a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Mars’s Chief Executive Officer at kbrenza@verizon.net by 10:00 a.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/marsacquisition/2024/.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Mars has to consummate a business combination (the “Articles Extension”) from February 16, 2024 (the “Original Termination Date”) to November 16, 2024 (the “Articles Extension Date”), unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”), (ii) a redemption limitation amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to remove the limitation that Mars may not redeem Public Shares (as defined below) to the extent that such redemption would result in Mars having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Mars to redeem Public Shares (as defined below), irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”); and (iii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Mars ordinary shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or (b) where the board of directors (the “Board”) has determined it otherwise necessary(the “Adjournment Proposal”) (unless Mars determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated January 11, 2024, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1 - The Extension Amendment Proposal – RESOLVED, as a special resolutions that:

a)	Article 37.8 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.8:

“The Company has until 21 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 21 months from the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 27 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination by 21 months from the closing of the IPO (or 27 months from the closing of the IPO (subject in the latter case to valid three months extension having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)            cease all operations except for the purpose of winding up;

(b)            as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)            as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

b)	Article 37.9(a)(ii) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.9(a)(ii):

“redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 21 months from the closing of the IPO (or 27 months from the closing of the IPO pursuant to Article 37.8 (subject in the latter case to valid three months extension having been made in each case)”

2.	Proposal No. 2 - The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution that:

a)

Article 37.2(b) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.”

b)	Article 37.6 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.6:

“Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price).”

3.	Proposal No. 3 - The Adjournment Proposal - RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient ordinary shares, par value $0.000125 each in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the board of directors of Mars has determined it is otherwise necessary.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 8, 2023, Mars, ScanTech AI Systems Inc., a Delaware corporation (“Pubco”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech”) and other parties thereto entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time), dated September 5, 2023, contemplating several transactions in connection with which Pubco will be listed on Nasdaq and become the parent company of ScanTech (the “Business Combination”). For more information about the Business Combination, see Mars’s Current Report on Form 8-K filed with the SEC on September 8, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Mars additional time to complete the Business Combination. You are not being asked to vote on the Business Combination at this time.

The Memorandum and Articles of Association provide that Mars has until February 16, 2024 to complete its initial business combination. The Board has determined that it is in the best interests of Mars to seek an extension of the Termination Date and have Mars’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Mars believes that Mars may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Mars would be precluded from completing the Business Combination and would be forced to liquidate.

Mars reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is cancelled, and Mars is unable to complete the Business Combination on or before the Termination Date, Mars will dissolve and liquidate in accordance with the Memorandum and Articles of Association. If the Business Combination is consummated on or before February 16 2024, then the Shareholder Meeting will not be held.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall not make any additional deposits into the Trust Account (as defined below) and no non-interest bearing, unsecured promissory note shall be issued by Mars to the Lender. If Mars completes a Business Combination, it will repay the amounts loaned under existing promissory notes. If Mars does not complete a Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Mars to redeem Public Shares in connection with the consummation of the Business Combination, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Mars and its shareholders for Mars to be allowed to effect redemptions irrespective of the Redemption Limitation.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Mars and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Mars’s Ordinary Shares, par value $0.000125 each (the “Ordinary Shares”), issued as part of the units sold in Mars’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement units (the “Private Placement Units”), if either the Articles Extension or the Redemption Limitation Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal are approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination or if Mars does not complete a business combination by the Articles Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Mars has not completed an initial business combination by the Termination Date.

On January 10, 2024, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.68, based on the aggregate amount on deposit in the Trust Account of approximately $73,673,991.25 as of January 10, 2024 (including interest not previously released to Mars to pay its taxes, if any), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Ordinary Shares on the Nasdaq Stock Market LLC on January 10, 2024 was $10.66. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 10, 2024). Mars cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Mars believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Mars does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions.

Mars cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $73,673,991.25 that was in the Trust Account as of January 10, 2024 (including interest not previously released to Mars to pay its taxes).

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Mars will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its income taxes, if any (less up to $50,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Mars’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to Mars’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Mars’s warrants, which will expire worthless in the event Mars dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor and the other initial shareholders of Mars will not receive any monies held in the Trust Account as a result of their ownership of 1,725,000 Ordinary Shares (as defined below) which were issued to the Sponsor prior to the Initial Public Offering, and 391,000 Private Placement Units, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO MARS’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like Mars, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, Mars will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash (i.e., in an interest-bearing demand deposit account at a bank) until the earlier of the consummation of a business combination and the liquidation of Mars. Interest on such deposit account is currently approximately 5% per annum, but such deposit account carries a variable rate and Mars cannot assure you that such rate will not decrease or increase significantly.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, par value $0.000125 each (the “Ordinary Shares”), who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

Record holders of Ordinary Shares at the close of business on January 4, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 9,292,000 issued and outstanding Ordinary Shares.

The Sponsor and Mars’s other initial shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and other initial shareholders hold 22.77% of the issued and outstanding Ordinary Shares and Mars’s Sponsor and other initial shareholders have not purchased any Public Shares but may do so at any time. As a result, in addition to the shares of the Sponsor and the other initial shareholders of Mars, (i) the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of 981,333 Public Shares (or approximately 11% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; (ii) approval of the Adjournment Proposal will require the affirmative vote of 207,000 additional Ordinary Shares held by public shareholders (or approximately 2.2% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes or if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Mars urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated January 11, 2024, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Mars Acquisition Corp.

/s/ Karl Brenza
Karl Brenza
Chief Executive Officer and Chief Financial Officer
January 11, 2024

i

MARS ACQUISITION CORP.
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON January 30, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Mars Acquisition Corp., a Cayman Islands exempted company (“Mars,” “we,” “us” or “our”), which will be held on January 30, 2024, at 10:00 a.m., Eastern Time, at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Mars with respect to, among other things, Mars’s capital resources and results of operations. Likewise, Mars’s financial statements and all of Mars’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Mars’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Mars does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Mars’s ability to complete a Business Combination (as defined below);

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Ordinary Shares (as defined below) and other securities of Mars; and

●	the use of funds not held in the Trust Account (as defined below) or available to Mars from interest income on the Trust Account balance.

While forward-looking statements reflect Mars’s good faith beliefs, they are not guarantees of future performance. Mars disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Mars’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and Mars’s prospectus filed pursuant to Rule 424(b)(4), as filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2023 and in other reports Mars files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Mars (or to third parties making the forward-looking statements).

iii

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our (i) IPO prospectus filed with the SEC on February 14, 2023, (ii) Quarterly Reports on Form 10-Q subsequently filed with the SEC, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, Mars can provide no assurances that any transaction qualifying as a Business Combination (as defined below) will be consummated prior to the Articles Extension Date (as defined below), despite having signed a business combination agreement, dated September 5, 2023. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, Mars expects to seek shareholder approval of the Business Combination prior to the Articles Extension Date. We are required to offer shareholders the opportunity to redeem their Public Shares (as defined below) in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Even if the Articles Extension is approved by our shareholders, it is possible that Redemptions (as defined below) will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Business Combination.

Pursuant to our amended and restated memorandum and articles of association, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Ordinary Shares. As a result, you may be unable to sell your Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.

In addition, after the Shareholder Meeting, we may be required to demonstrate compliance with Nasdaq Stock Market LLC’s (“Nasdaq”) continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include, among other things, having at least 400 shareholders, 750,000 publicly held shares and an average aggregate market value of public held securities of at least $5 million. We cannot assure you that any of our securities will be able to meet all of Nasdaq’s continued listing requirements following any redemptions in connection with the Shareholder Meeting. If our securities do not meet Nasdaq’s continued listing requirements, the Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

If we redeem our Public Shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Shares are “penny stocks” which will require brokers trading in our Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Shares and units qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities. In addition, the Business Combination is subject to a closing condition, unless waived by the parties thereto, that Mars’s securities issued in connection with the Business Combination are approved for listing on Nasdaq. Public shareholders who do not elect to redeem their Public Shares in connection with the Shareholder Meeting, or the shareholder meeting to approve the Business Combination, may be unable to recover their investment except through sales of our shares on the open market or upon our liquidation or redemption of shares. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Nasdaq may delist Mars’s securities from its exchange which could limit investors’ ability to make transactions in its securities and subject Mars to additional trading restrictions.

Nasdaq requires that a special purpose acquisition company must complete one or more business combinations within 12 months of the effectiveness of its IPO registration statement. The extension that we are requesting at the Shareholder Meeting will extend our ability to complete a business combination until the 15-month anniversary of our IPO, which will take us beyond the permitted period for a business combination under Nasdaq. Therefore, unless we complete a business combination by February 16, 2024, we may be subject to suspension and delisting from Nasdaq due to our non-compliance with that requirement.

We and the holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq due to non-compliance. In particular:

●	the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;

●	holders may be unable to sell or purchase our securities when they wish to do so;

●	we may become subject to shareholder litigation;

●	we may lose the interest of institutional investors in our securities;

●	we may lose media and analyst coverage; and

●	we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Mars at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Mars at an earlier time than we might otherwise choose. Were we to liquidate, our rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate Mars.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as Mars could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 21 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). Mars would then be required to complete its initial Business Combination no later than 27 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate Mars. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company, we will instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Mars.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we will instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of Mars. Interest on such deposit account is currently approximately 5% per annum, but such deposit account carries a variable rate and Mars cannot assure you that such rate will not decrease or increase significantly Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result of the funds in the Trust Account being held in cash in an interest-bearing demand deposit account, our public shareholders will receive a reduced dollar amount upon any redemption or liquidation of Mars.

In addition, the longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Mars. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Mars shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on January 30, 2024, at 10:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/marsacquisition/2024/.

Q:	Why am I receiving this proxy statement?

Mars is a blank check company incorporated as a Cayman Islands exempted company on April 23, 2021. Mars was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Mars’s initial public offering on February 16, 2023 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $69,000,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement units (the “Private Placement Units”) to Mars Capital Holding Corporation, a British Virgin Islands business company with limited liability (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, Mars’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Ordinary Shares sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before February 16, 2024 (the “Termination Date”).

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 8, 2023, Mars, ScanTech AI Systems Inc., a Delaware corporation (“Pubco”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech”) and other parties thereto entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time), dated September 5, 2023, contemplating several transactions in connection with which Pubco will be listed on Nasdaq and become the parent company of ScanTech (the “Business Combination”). For more information about the Business Combination, see Mars’s Current Report on Form 8-K filed with the SEC on September 8, 2023.

Without the Articles Extension (as defined below), Mars believes that Mars might not, despite its best efforts, be able to complete the Business Combination on or before February 16, 2024. The Board of Mars believes that it is in the best interests of Mars’s shareholders to continue Mars’s existence until November 16, 2024, if necessary, in order to allow Mars additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:	The Shareholder Meeting will be held on January 30, 2024, at 10:00 a.m., Eastern Time, at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

Shareholders may attend the Shareholder Meeting in person. However we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Mars’s Chief Executive Officer at kbrenza@verizon.net by 10:00 a.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/marsacquisition/2024/ and entering the voter control number included on your proxy card and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 4080548#

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares, par value $0.000125 each (the “Ordinary Shares”) on January 4, 2024, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 29, 2024.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/marsacquisition/2024/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:	If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 1 800-450-7155 within the U.S. and Canada, 1 857-999-9155 outside of the U.S. and Canada (standard rates apply), or email proxy@continentalstock.com .

You can pre-register to attend the virtual Shareholder Meeting starting January 25, 2024 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/marsacquisition/2024/, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number . Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	Mars shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, Mars’s Memorandum and Articles of Association to extend the Termination Date by which Mars has to consummate a Business Combination (the “Articles Extension”) from February 16, 2024 (the “Original Termination Date”) to November 16, 2024 (the “Articles Extension Date”), for a total of an additional six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.	Proposal No. 2 - Redemption Limitation Amendment Proposal - To amend, by way of special resolution, Mars’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Mars may not redeem Public Shares to the extent that such redemption would result in Mars having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow Mars to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, such proposal the “Redemption Limitation Amendment Proposal”);

3.	Proposal No. 3 - Adjournment Proposal - To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, par value $0.000125 each in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the Board has determined it is otherwise necessary.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2—The Redemption Limitation Amendment Proposal,” and “Proposal No. 3—The Adjournment Proposal.”

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, we will continue our efforts to complete an initial business combination by the Articles Extension Date. We will remain a reporting company under the Exchange Act, and our units, Public Shares and rights will remain publicly traded.

After careful consideration, Mars’s Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Mars and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Mars and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 - The Extension Amendment Proposal - Interests of the Sponsor and Mars’s Directors and Officers,” “Proposal No. 2 - The Redemption Limitation Amendment Proposal - Interests of the Sponsor, Mars’s Directors and Officers”, and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved is approved, despite taking into account any redemptions of Ordinary Shares by Mars public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more Mars shareholders elect to redeem their Public Shares pursuant to the Redemption, Mars will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, and retain the remainder of the funds in the Trust Account for Mars’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditioned on Mars not obtaining the necessary votes for approving the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension and the Redemption Limitation Amendment or if the Board has determined it is otherwise necessary.

Q:	Why is Mars proposing the Extension Amendment Proposal?

A:	Mars’s Memorandum and Articles of Association provides for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Mars additional time to complete a Business Combination.

Without the Articles Extension, Mars believes that Mars may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Mars would be forced to liquidate.

Q:	Why is Mars proposing the Redemption Limitation Amendment Proposal?

A:	Mars’s Memorandum and Articles of Association provide that that Mars may not redeem Public Shares to the extent that such redemption would result in Mars having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act)) of less than $5,000,001. Without the Redemption Limitation Amendment, Mars may not be able to implement the Articles Extension or complete the Business Combination if following redemptions in connection with the Articles Extension or upon the consummation of the Business Combination Mars has net tangible assets of less than $5,000,001 even if shareholders approve the Articles Extension or if all contractual conditions to closing the Business Combination are met.

Q:	Why is Mars proposing the Adjournment Proposal?

A:	If (i) either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved by Mars’s shareholders or (ii) the Board has determined it is otherwise necessary, Mars may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by Mars’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor of Mars owns 22.77% of the issued and outstanding Ordinary Shares as of the record date, will count towards this quorum. As a result, as of the record date, 2,535,000 additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Mars does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:	The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will the Sponsor and Mars’s directors and officers vote?

A:	The Sponsor intends to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor is not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote 2,116,000 Ordinary Shares, representing 22.77% of Mars’s issued and outstanding Ordinary Shares.

Q:	Who is Mars’s Sponsor?

A:	Mars’s sponsor is Mars Capital Holding Corporation, a British Virgin Islands business company with limited liability. The Sponsor and other initial shareholders currently own 1,725,000 Ordinary Shares and 391,000 Private Placement Units. Xiaochen Zhao and Shanchun Huang are the directors of the Sponsor. Each director has one vote in a Sponsor action and the approval of a majority is required to approve an action of voting power over the Ordinary Shares and Private Placement Units held by the Sponsor. The Sponsor may be viewed as “controlled” (as defined in 31 CFR 800.208) by one or more citizens of an “excepted foreign state” (as defined in 31 CFR 800.218), such that the Sponsor’s involvement in any Business Combination may be a “covered transaction” (as defined in 31 CFR 800.213). A Business Combination may therefore become subject to regulatory review, including a potential mandatory or voluntary review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by FIRRMA, to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by February 16, 2024 because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $ per Public Share, and our rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Mars believes shareholders will benefit from Mars consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Mars has to complete a Business Combination until the Articles Extension Date. Without the Articles Extension, Mars believes that Mars may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Mars would be forced to liquidate.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal??

A:	Mars believes shareholders will benefit from Mars implementing the Articles Extension and is proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that Mars’s net tangible assets would be less than $5,000,001 following the redemptions, we would be unable to implement the Articles Extension.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by Mars’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, or if the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension Mars’s net tangible assets are at least $5,000,001, then the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation SPACs like Mars, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since Mars’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), Mars will instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a business combination and the liquidation of Mars. Interest on such deposit account is currently 5% per annum, but such deposit account carries a variable rate and Mars cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Mars does not currently anticipate seeking any further extension to consummate a Business Combination but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, Mars may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, and a business combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Mars will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its income taxes, if any (less up to $50,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Mars’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to Mars’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Mars’s warrants, which will expire worthless in the event Mars dissolves and liquidates the Trust Account.

The Sponsor and the other initial shareholders of Mars waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, Mars will continue to attempt to consummate the Business Combination until the Articles Extension Date. Mars will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Mars held Mars’s initial shareholders and by the Sponsor. In addition, Mars’s Memorandum and Articles of Association provide that Mars cannot redeem or repurchase Public Shares to the extent such redemption would result in Mars’s failure to have at least $5,000,001 of net tangible assets. As a result, Mars will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, Mars may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof and following Redemptions in connection with the Articles Extension Mars doesn’t meet the Redemption Limitation, then the Articles Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Mars will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $50,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Mars’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Mars’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Mars’s warrants, which will expire worthless in the event Mars dissolves and liquidates the Trust Account.

Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Mars has not completed an initial business combination by the Termination Date.

The Sponsor and the other initial shareholders of Mars waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Ordinary Shares held by them.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:	No. You are not being asked to vote on the Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with the Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Shareholders may send a later-dated, signed proxy card to Mars at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036 so that it is received by Mars prior to the vote at the Shareholder Meeting (which is scheduled to take place on January 30, 2024) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Mars’s Chief Executive Officer, which must be received by Mars’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Mars or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Mars does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a Mars shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is in the best interests of Mars and its shareholders. The Board recommends that Mars’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, and “FOR” the Adjournment Proposal.

Q:	What interests do Mars’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	Mars’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Units. See the section entitled “Proposal No 1 - The Extension Amendment Proposal - Interests of the Sponsor and Mars’s Directors and Officers” in this proxy statement.

Q:	What interests do Mars’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:	Mars’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Private Placement Units. See the section entitled “Proposal No 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Mars’s Directors, and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:	No. There are no appraisal rights available to Mars’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to Mars’s shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Ordinary Shares and wish to exercise your right to redeem your Ordinary Shares, you must:

I.	(a) hold Ordinary Shares or (b) hold Ordinary Shares through Units and elect to separate your Units into the underlying Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Ordinary Shares; and

II.	prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Mars redeem your Ordinary Shares for cash and (b) tender or deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any holder of Ordinary Shares will be entitled to request that their Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, divided by the number of then-outstanding Ordinary Shares. As of January 10, 2024, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.68 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Mars instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Ordinary Shares properly makes a request for redemption and the Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Mars will redeem Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:	You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	Mars will pay the cost of soliciting proxies for the Shareholder Meeting. Mars has engaged Advantage Proxy (“Advantage Proxy”) to assist in the solicitation of proxies for the Shareholder Meeting. Mars will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Mars may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy
Individuals call toll-free 1-877-870-8565
Banks and brokers call 1-206-870-8565
Email: ksmith@advantageproxy.com.

You also may obtain additional information about Mars from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF MARS SHAREHOLDERS

This proxy statement is being provided to Mars shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Mars Shareholders to be held on January 30, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January 11, 2024, to all shareholders of record of Mars as of January 4, 2024, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on January 30, 2024 at 10 a.m., Eastern Time, at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Mars’ Chief Executive Officer at kbrenza@verizon.com by 10 a.m., Eastern Time, on January 26, 2024 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Shareholder Meeting starting January 26, 2024 at 10 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/marsacquisition/2024/, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 1 800-450-7155 within the U.S. and Canada, 1 857-999-9155 outside of the U.S. and Canada (standard rates apply), or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number . Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Mars shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, Mars’ Memorandum and Articles of Association to extend the Termination Date by which Mars has to consummate a Business Combination from February 16, 2024 to November 16, 2024, for a total of an additional twelve months after the Original Termination Date, unless the closing of the Business Combination shall have occurred prior thereto.

2.	Proposal No. 2 - Redemption Limitation Amendment Proposal - To amend, by way of special resolution, Mars’ Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Mars may not redeem Public Shares to the extent that such redemption would result in Mars having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow Mars to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.	Proposal No. 3 – Adjournment Proposal – To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, par value $0.000125 each in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the Board has determined it is otherwise necessary.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, the Lender shall not make any additional deposits into the Trust Account and no additional non-interest bearing, unsecured promissory note shall be issued by Mars to the Lender. If Mars completes the Business Combination, it will, at the option of the Lender, repay the amounts loaned under existing promissory notes or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If Mars does not complete the Business Combination by the applicable Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a shareholder of Mars, you have a right to vote on certain matters affecting Mars. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on January 4, 2024, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. if your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 9,292,000 issued and outstanding Ordinary Shares, of which 6,900,000 Ordinary Shares are held by Mars public shareholders, 276,000 Ordinary Shares are held by the representative of the underwriters in the IPO, and 2,116,000 Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor and Mars’ other initial shareholders, which own 22.77% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor and Mars’ other initial shareholders, 2,535,000 additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under the applicable Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Mars does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Sponsor and Mars’ other initial shareholders have informed us of their intent to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Sponsor and Mars’ other initial shareholders own 22.77% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[1]	981,333	981,333
Redemption Limitation Amendment Proposal	Special Resolution[1]	981,333	981,333
Adjournment Proposal	Ordinary Resolution[2]	207,000	207,000

[1]	Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

[2]	Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on January 4, 2024, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 29, 2024.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/marsacquisition/2024/ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Mars’ Chief Executive Officer in writing to Mars Acquisition Corp, Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, before the Shareholder Meeting that you have revoked your proxy; or

●	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Mars shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, the proxy solicitor for Mars, at 1-877-870-8565, or banks and brokers can call 1-206-870-8565, or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any shareholder holding Ordinary Shares may demand that Mars redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.68 per share as of January 10, 2024, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Mars will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions.

As a holder of Ordinary Shares, you will be entitled to receive cash for any Ordinary Shares to be redeemed only if you:

(i)	hold Ordinary Shares;

(ii)	submit a written request to Continental, Mars’ transfer agent, in which you (i) request that Mars redeem all or a portion of your Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, Mars’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Mars that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Mars’ transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Mars’ transfer agent, prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Ordinary Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Ordinary Shares on January 10, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.66 per share. The cash held in the Trust Account on such date was approximately $73,673,991.25 (including interest not previously released to Mars to pay its taxes) ($10.68 per Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Mars cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Mars’ transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to Mars’ shareholders in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. There are no dissenters’ rights available to Mars’ shareholders in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Mars is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Mars has engaged Advantage Proxy to assist in the solicitation of proxies for the Shareholder Meeting. Mars and its directors, officers and employees may also solicit proxies in person. Mars will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Mars will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Mars will pay Advantage Proxy a fee of $ , plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Mars’ proxy solicitor. Mars will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Mars shareholders. Directors, officers and employees of Mars who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

Overview

Mars is proposing to amend its Memorandum and Articles of Association to extend the date by which Mars has to consummate a business combination to the Articles Extension Date so as to give Mars additional time to complete the Business Combination. Without the Articles Extension, Mars believes that Mars may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Mars would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Mars’ Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On January 10, 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.68, based on the aggregate amount on deposit in the Trust Account of approximately $73,673,991.25 as of January 10, 2024 (including interest not previously released to Mars to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, if any, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Ordinary Shares on Nasdaq on January 10, 2024 was $10.66 . Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the per share redemption price as of January 10, 2024). Mars cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Mars believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Mars does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Mars’ Memorandum and Articles of Association provides that Mars has until February 16, 2024 to complete a business combination. Mars and its officers and directors agreed that they would not seek to amend Mars’ Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Mars provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Mars shareholders that the Articles Extension be obtained so that Mars will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, Mars believes that Mars may not be able to complete the Business Combination on or before February 16, 2024. If that were to occur, Mars would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Mars additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions. Mars will also not proceed with the Articles Extension if, on or before the Termination Date Mars completes the Business Combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, Mars will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its income taxes, if any (less up to $50,000 of interest to pay liquidation expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Mars’ remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to Mars’ obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Mars’ warrants, which will expire worthless in the event Mars dissolves and liquidates the Trust Account.

The Sponsor and the other initial shareholders of Mars have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Mars shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. Mars will then continue to attempt to consummate a Business Combination until the Articles Extension Date. Mars will remain a reporting company under the Exchange Act and its Ordinary Shares and public rights will remain publicly traded during this time.

In addition, Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions.

Interests of the Sponsor and Mars’ Directors and Officers

When you consider the recommendation of the Board, Mars shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Mars have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Mars shareholders that they approve the Extension Amendment Proposal. Mars shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor paid $3,910,000 for 391,000 Private Placement Units; if the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by February 16, 2024, then the proceeds from the sale of the Mars Private Placement Units will be part of the liquidating distribution to the public shareholders and the rights held by our Sponsor will be worthless;

●	the fact that the Sponsor (and certain of Mars’ officers and directors), have invested in Mars an aggregate of $3,935,000, comprised of the $25,000 purchase price for 1,725,000 Ordinary Shares and the $3,910,000 purchase price for 391,000 Private Placement Units. Assuming a trading price of $10.66 per Ordinary Share (based upon the closing price of the Ordinary Shares on Nasdaq on January 10, 2024), the 1,725,000 Ordinary Shares held by the Sponsor and other initial shareholders would have an implied aggregate market value of $18,388,500. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in Mars at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Mars liquidates without completing a Business Combination before February 16, 2024, the Sponsor and other initial shareholders will lose its entire investment in Mars;

●	the fact that the Sponsor and other initial shareholders have agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

●	the fact that the Sponsor and other initial shareholders have agreed to waive its rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by it if the Extension Amendment Proposal is not approved and Mars fails to complete a Business Combination by February 16, 2024;

●	the indemnification of Mars’ existing directors and officers and the liability insurance maintained by Mars;

●	the fact that the Sponsor and Mars’ officers and directors will lose their entire investment in Mars and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by February 16, 2024. As of the date of this proxy statement there are loans extended, fees due or outstanding out-of-pocket expenses amounting in the aggregate to $ for which the Sponsor and Mars’ officers and directors are awaiting reimbursement; and

●	the fact that if the Trust Account is liquidated, including in the event Mars is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Mars to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Mars public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Mars has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Mars, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Ordinary Shares may demand that Mars redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.68 per share as of January 10, 2024, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Mars will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Mars will not proceed with the Articles Extension unless the Redemption Limitation Amendment Proposal is approved, despite taking into account the Redemptions. As a holder of Ordinary Shares, you will be entitled to receive cash for any Ordinary Shares to be redeemed only if you:

(i)	hold Ordinary Shares;

(ii)	submit a written request to Continental, Mars’ transfer agent, in which you (i) request that Mars redeem all or a portion of your Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Ordinary Shares to Continental, Mars’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Mars that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Mars’ transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Mars’ transfer agent, prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Ordinary Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Ordinary Shares on January 10, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.66 per share. The cash held in the Trust Account on such date was approximately $73,673,991.25 (including interest not previously released to Mars to pay its taxes) ($10.68 per Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Mars to pay its taxes, if any, two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Mars cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares. If a holder of Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Mars’ transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor and Mars’ other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Mars’ other initial shareholders own 22.77% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Mars’ other initial shareholders have, approval of the Extension Amendment Proposal will require the affirmative vote of at least 981,333 Ordinary Shares held by public shareholders (or approximately 11% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution:

a)	Article 37.8 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.8:

“The Company has until 21 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 21 months from the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 27 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination by 21 months from the closing of the IPO (or 27 months from the closing of the IPO (subject in the latter case to valid three months extension having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)            cease all operations except for the purpose of winding up;

(b)            as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)            as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

b)	Article 37.9(a)(ii) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.9(a)(ii):

“redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 21 months from the closing of the IPO (or 27 months from the closing of the IPO pursuant to Article 37.8 (subject in the latter case to valid three months extension having been made in each case)”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT MARS SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

Mars is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that Mars have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Shareholder Meeting or a Business Combination.

Without the Redemption Limitation Amendment, Mars may not be able to implement the Articles Extension if following redemptions in connection with the Articles Extension Mars would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, Mars would be forced to liquidate on the Termination Date.

The purpose of the Redemption Limitation requirements was to ensure that Mars would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). Mars is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Mars believes that it can rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market LLC (“Nasdaq”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in our initial public offering prospectus, Mars is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, Mars would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Memorandum and Articles of Association limit Mars’ ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination, if it would cause Mars to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Articles Extension such that following such redemptions, Mars’ net tangible assets would be less than $5,000,001, the Redemption Limitation in the Memorandum and Articles of Association would prevent Mars from being able to implement the Articles Extension. If that were to occur, Mars would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of the Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent Mars from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Mars has not completed an initial business combination by the Termination Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), Mars shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

If we redeem our Public Shares in an amount in excess of the current Redemption Limitation and our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial Business Combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Shares and Units qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Interests of the Sponsor, Mars’ Directors, and Officers

When you consider the recommendation of the Board, Mars shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, and officers of Mars have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Mars shareholders that they approve the Redemption Limitation Amendment Proposal.

Please see “Proposal No 1 - The Extension Amendment Proposal - Interests of the Sponsor, Mars’ Directors, and Officers” above when you consider the recommendation of the Board. Mars shareholders should such interests into account when deciding whether to approve the Redemption Limitation Amendment Proposal.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal, any shareholder holding Ordinary Shares may demand that Mars redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.68 per share as of January 10, 2024, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Mars will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Ordinary Shares, you will be entitled to receive cash for any Ordinary Shares to be redeemed only if you:

(i)	hold Ordinary Shares;

(ii)	submit a written request to Continental, Mars’ transfer agent, in which you (i) request that Mars redeem all or a portion of your Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Ordinary Share certificates (if any) and any other redemption forms to Continental, Mars’ transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Mars that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Mars’ transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Ordinary Shares have been delivered (either physically or electronically) to Continental, Mars’ transfer agent, prior to 5:00 p.m., Eastern Time, on January 26, 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Ordinary Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Ordinary Shares on January 10, 2024, the most recent practicable date prior to the date of this proxy statement, was $10.66 per share. The cash held in the Trust Account on such date was approximately $73,673,991.25 (including interest not previously released to Mars to pay its taxes) ($10.68 per Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Mars cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Mars’ transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Sponsor and Mars’ other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Sponsor and Mars’ other initial shareholders own 22.77% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Mars’ other initial shareholders have, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 981,333 Ordinary Shares held by public shareholders (or approximately 11% of the Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution that:

a)

Article 37.2(b) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.”

b)	Article 37.6 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.6:

“Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price).”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT MARS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Mars’ shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In such events, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and Mars’ other initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor and Mars’ other initial shareholders own 22.77% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor and Mars’ other initial shareholders, 207,000 additional Ordinary Shares held by public shareholders would be required to approve the Adjournment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, par value $0.000125 each, in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the board of directors of Mars has determined it is otherwise necessary.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT MARS SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons subject to the alternative minimum tax;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

●	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

●	passive foreign investment companies or their shareholders; or

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Mars has not sought, and Mars does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Ordinary Share and one right to receive two-tenths (2/10) of one Ordinary Share (“Units”) upon consummation of our initial business combination is separable at the option of the holder, Mars is treating any Ordinary Share and one right to receive two-tenths (2/10) of one Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Mars’ Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal — Redemption Rights” and “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption - In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Mars or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Mars’ outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Mars’ outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Mars. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Mars. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Mars is a PFIC (as discussed below under “-Passive Foreign Investment Company Rules”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Mars is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Mars believes that it likely was a PFIC for its most recent taxable year ended on September 30, 2023, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Mars is contingent upon, among other things, the provision by Mars of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Mars’ Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1: The Extension Amendment Proposal-Redemption Rights” and “Proposal No. 2-The Redemption Limitation Amendment Proposal-Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF MARS AND CERTAIN INFORMATION ABOUT MARS

References in this section to “we,” “our,” or “us” refer to Mars Acquisition Corp.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on April 23, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Initial Public Offering and Private Placement

On February 16, 2023, Mars consummated the IPO of 6,900,000 Units, including 900,000 additional Units issued pursuant to the exercise by the underwriter of its over-allotment option in full. Each Unit consists of one Ordinary Share and one right to receive two-tenths (2/10) of one Ordinary Share upon the consummation of the IPO. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $69,000,000.

Simultaneously with the consummation of the IPO and the sale of the Units, Mars consummated the private placement (the “Private Placement”) of 391,000 Private Placement Units, each Private Placement Unit consisting of one Ordinary Share and one Right, to the Sponsor at a price of $10.00 per Private Placement Unit, generating total proceeds of $3,910,000. The Private Placement Units (and the underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement.

A total of $70,380,000 of the net proceeds from the IPO and the Private Placement were placed in the Trust Account for the benefit of public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee, until the earlier of: (i) the consummation of a business combination or (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Mars Memorandum and Articles to modify the substance or timing of Mars’ obligation to redeem 100% of the Public Shares if the Company does not complete a business combination within the required time period or with respect to any other material provisions relating to shareholders’ rights or pre-the Business Combination activity and (iii) the redemption of the Public Shares if the Company is unable to complete a business combination within the required time period, subject to applicable law.

As of January 10, 2023, there was $73,673,991.25 in cash held in the Trust Account.

Proposed Business Combination

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 8, 2023, Mars, ScanTech AI Systems Inc., a Delaware corporation (“Pubco”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech”) and other parties thereto entered into a Business Combination Agreement (as it may be further amended or supplemented from time to time), dated September 5, 2023, contemplating several transactions in connection with which Pubco will be listed on Nasdaq and become the parent company of ScanTech (the “Business Combination”). For more information about the Business Combination, see Mars’s Current Report on Form 8-K filed with the SEC on September 8, 2023.

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, among other things, upon closing, (i) Purchaser Merger Sub will merge with and into Mars, with Mars continuing as the surviving entity (the “Purchaser Merger”), and, in connection therewith, each Ordinary Share issued and outstanding immediately prior to the Effective Time will be cancelled in exchange for the right of the holder thereof to receive, with respect to each Ordinary Share that is not redeemed or converted in the closing Redemption, one share of Pubco Common Stock; (ii) Company Merger Sub will merge with and into ScanTech, with ScanTech continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”), and, in connection therewith, (A) the ScanTech Common LLC Units issued and outstanding immediately prior to the Effective Time will be cancelled in exchange for the right of the holders thereof to receive shares of Pubco Common Stock as set forth therein and (B) any Company Convertible Securities will be terminated; and (iii) as a result of the Mergers, Mars and ScanTech each will become wholly owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law. Pubco will apply for listing, to be effective upon the closing (effectiveness of such listing is a condition to the closing), of the shares of Pubco Common Stock on the Nasdaq Capital Market under the proposed symbol “STAI”. No securities of Mars will be traded following the consummation of the Business Consummation. . For more information about the Business Combination, see Mars’ Current Report on Form 8-K filed with the SEC on September 8, 2023.

The consummation of the Business Combination is subject to the fulfillment of certain customary conditions, including the approval of Mars’ and Stardust Power’s stockholders and accordingly, there can be no assurances that we will be able to consummate the Business Combination on the terms contemplated by the Business Combination Agreement or at all.

Without the Articles Extension, Mars believes that it may not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, Mars would be precluded from completing the Business Combination and would be forced to liquidate even if Mars shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Mars’ net asset value. Mars cannot predict the amount that will remain in the Trust Account following the Redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $73,673,991.25 that was in the Trust Account as of January 10, 2024. Unless the Extension Amendment Proposal is approved, Mars will not proceed with the Charter Extension. Mars will also not proceed with the Articles Extension if it completes the Business Combination on or before the Termination Date.

Mars believes that given Mars’ expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Mars is in the best position possible to consummate the Business Combination and that it is in the best interests of Mars’ shareholders that Mars obtain the Articles Extension. Mars believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Articles Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Mars’ Ordinary Shares as of January 10, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Mars’ Ordinary Shares, by:

●	each person known by Mars to be the beneficial owner of more than 5% of Mars’ outstanding Ordinary Shares or Ordinary Shares;

●	each of Mars’ executive officers and directors that beneficially owns shares of Mars’ Ordinary Shares; and

●	all Mars’ executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 9,292,000 Ordinary Shares, issued and outstanding as of September 30, 2023. The table below does not include the Ordinary Shares underlying the Private Placement Rights held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

Name of Beneficiary Owners	Number of Ordinary Shares	% of Ordinary Share
Shanchun Huang	1,529,500	16.46%
Karl Brenza	345,000	3.71%
Xiaochen (Iris) Zhao	103,500	1.11%
Yenyou (Jeff) Zheng	51,750	0.56%
Yang (Sean) Liu	51,750	0.56%
James Jenkins	17,250	0.19%
Xin (Adam) He	17,250	0.19%
5% Holders

Mars Capital Holding Corporation(1)	1,529,500	16.46%

(1)            Mars Capital Holding Corporation, our sponsor, is the record holder of the shares reported herein. Mr. Huang, our Chairman, has voting and dispositive power over the shares held by our sponsor through his position with Mars Capital Holding Corporation.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extension Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, Mars’ next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, Mars will dissolve and liquidate. Accordingly, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless Mars has received contrary instructions, Mars may send a single copy of this proxy statement to any household at which two or more shareholders reside if Mars believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Mars’ expenses. However, if shareholders prefer to receive multiple sets of Mars’ disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Mars’ disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Mars Acquisition Corp, Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Mars files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Mars at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Mars upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Mars in writing at Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for Mars, at 1-877-870-8565, or banks and brokers can call 1-206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than January 23, 2024.

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

Mars Acquisition Corp.
Americas Tower, 1177 Avenue of The Americas, Suite 5100

New York, NY 10036

EXTRAORDINARY GENERAL MEETING
OF MARS ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JANUARY 30, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 11, 2024, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Mars Acquisition Corp. (“Mars”) to be held at 10:00 a.m. Eastern Time on January 30, 2024, at the offices of Mars located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, and via a virtual meeting, and hereby appoints Karl Brenza, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution to each, to vote all ordinary shares of Mars registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 - The Extension Amendment Proposal – RESOLVED, as a special resolution:

a) Article 37.8 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.8:

“The Company has until 21 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 21 months from the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 27 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination by 21 months from the closing of the IPO (or 27 months from the closing of the IPO (subject in the latter case to valid three months extension having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)       cease all operations except for the purpose of winding up;

(b)       as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)       as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

b) Article 37.9(a)(ii) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.9(a)(ii):

“redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 21 months from the closing of the IPO (or 27 months from the closing of the IPO pursuant to Article 37.8 (subject in the latter case to valid three months extension having been made in each case)”

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 - The Redemption Limitation Amendment Proposal - RESOLVED, as a special resolution:

a) Article 37.2(b) of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.”

b) Article 37.6 of Mars’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.6:

“Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price) e ”

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 - The Adjournment Proposal - RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, par value $0.000125 each in the capital of Mars represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or (ii) where the board of directors of Mars has determined it is otherwise necessary.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	, 2024

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.